                           BAY ISLE FINANCIAL CORPORATION
                                  160 SANSOME STREET
                               SAN FRANCISCO, CA 94104
Dear Shareholders of the InformationTech 100 Fund:

     A Special Meeting of Shareholders of the InformationTech 100-Registered Trademark- Fund of the Advisors Series Trust has been scheduled for Thursday, July 1, 1999. At the meeting, you will be asked to vote on a proposal to reorganize the Fund into the newly created Berger Information Technology Fund and become part of the Berger Funds family of mutual funds. More detail concerning the proposal is contained in the accompanying documents.

     The reorganization is expected to result in:

- LOWER EXPENSE RATIOS RESULTING FROM ECONOMIES OF SCALE. In the initial stages following the reorganization, operating costs that you will bear indirectly as a shareholder of the Berger Information Technology Fund will be no higher than you currently bear as a shareholder of the Fund. Moreover, we expect that these costs will drop over time, in part because of the distribution capabilities offered by the Berger Funds, which we hope will help us grow the Fund's size and decrease the costs borne by each dollar invested in the Fund.

- ADDED SHAREHOLDER SERVICES that the Fund does not currently offer, such as the ability to exchange your shares into shares of other Berger Funds and enhanced telephone and on-line transaction privileges.

     Note that the Berger Information Technology Fund will not be required to invest at least 75% of its assets in companies comprising the INFORMATIONWEEK 100-Registered Trademark- Index as is currently the case with the InformationTech 100-Registered Trademark- Fund. However, the Fund's focus on "information technology" companies will continue. Moreover, the Fund's day-to-day investment manager will not change as a result of the reorganization. Bill Schaff at Bay Isle Financial Corporation will handle stock selection for the Berger Information Technology Fund, as he does today for the Fund. Bill does not expect his approach to stock selection for the portfolio to materially change as a result of the reorganization.

     If the reorganization is approved and completed, each shareholder of the Fund will receive a number of shares of Berger Information Technology Fund equal in dollar value to the shares of the Fund owned by the shareholder at the time
of the reorganization.   The reorganization is expected to be tax-free for
federal income tax purposes.

     YOUR VOTE IS IMPORTANT.   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING
IN PERSON, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT AS SOON AS POSSIBLE IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

     Accompanying this letter is a Summary of Key Points and a Proxy Statement/Prospectus, which you should consider carefully before voting. Please do not hesitate to call 1-800-733-8481 ext. 403 if you have any questions about the proxy solicitation. Thank you for taking the time to consider this important proposal and for your investment in the Fund.

                    Sincerely,


                    Gary G. Pollock
                    President

                            SUMMARY OF KEY POINTS IN THE
                        ENCLOSED PROXY STATEMENT/PROSPECTUS

     YOU MAY FIND THIS SUMMARY OF KEY POINTS HELPFUL IN UNDERSTANDING THE PENDING PROPOSAL. YOU ARE ENCOURAGED TO READ THE ACCOMPANYING MATERIALS BEFORE MAKING YOUR FINAL DECISION.

Q.   WHY DID YOU SEND ME THE PROXY STATEMENT/PROSPECTUS?

A. Because you are being asked to vote on a proposed reorganization of the Fund into the newly created Berger Information Technology Fund, part of the Berger Funds family of mutual funds. The enclosed document is referred to as a Proxy Statement/Prospectus because it serves as a Proxy Statement for the InformationTech 100-Registered Trademark- Fund shareholder vote and as a Prospectus for the Berger Information Technology Fund shares you would receive in the reorganization if shareholders vote to approve the proposal.

Q.   HOW WILL THE REORGANIZATION WORK?

A. Fund shareholders will simply and effectively be converted into shareholders of the Berger Information Technology Fund. A more technical explanation is the Fund will transfer all of its assets and all of its liabilities to the Berger Information Technology Fund in return for shares of the Berger Information Technology Fund having equal value. The Fund will then distribute the Berger Information Technology Fund shares it receives to its shareholders in a liquidating distribution. Shareholders will receive in the reorganization shares from the "Institutional Shares" class of the Berger Information Technology Fund.

Q.   WHY WOULD I GET "INSTITUTIONAL SHARES" IN THE NEW BERGER FUND?

A. The Institutional Shares will have a lower expense ratio than the other class of shares (called Investor Shares), because Institutional Shares will not bear a 0.25% 12b-1 distribution fee that will be borne by the Investor Shares. As a result, the Institutional Shares will more closely resemble the shares of the Fund you currently own.

     Even though the Institutional Shares class has higher minimum account balance requirements for new investors, you as existing Fund shareholders who receive shares in the reorganization will be permitted to hold and purchase more Institutional Shares in any existing accounts as you may wish, and will not be subject to the minimum account balance requirements applicable to new holders of Institutional Shares.

Q.   HOW WILL THIS AFFECT MY ACCOUNT?

A. The value of your shares will remain the same after the reorganization. However, following the reorganization, you will be a shareholder of the Berger Information Technology Fund in the Berger Funds family of funds, rather than a shareholder in the Fund. Unless you tell us otherwise, your current account registration (including your distribution options) will be carried over to the Berger Information Technology Fund. If you hold your shares through a mutual fund supermarket, such as Schwab or Waterhouse Securities, Inc., you will be able to continue holding your shares there, since the Berger Funds participate in these and other major fund supermarkets.

Q.   WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposal can be properly acted on at the shareholder meeting. Your immediate response on the enclosed Proxy card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Q.   HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Advisors Series Trust Board of Trustees recommends that you vote "FOR" the proposed reorganization because it believes the reorganization is in the best interests of shareholders and may lower the Fund's expense ratios over time.

Q.   WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?

A. Berger Associates, Inc., the investment advisor of the Berger Funds, has agreed to pay or otherwise bear the costs of the Proxy
     Statement/Prospectus, the meeting and completion of the reorganization. Neither you as a shareholder nor the Fund will bear any of those costs.

Q.   WHERE DO I MAIL MY PROXY CARD?

A.   You may use the enclosed postage-paid envelope or mail your Proxy card to:

     INFORMATIONTECH 100 FUND
     c/o ADP Investor Communications
     P.O. Box 9143
     Farmingdale, NY 11735

     Please be sure to mark and sign your Proxy card before mailing.

Q.   WHO SHOULD I CALL IF I HAVE QUESTIONS?

A. Your questions about the proxy solicitation can be directed to 1-800-733-8481 ext. 403 during regular business hours, Monday through Friday.

                   INFORMATIONTECH 100-Registered Trademark- FUND
                                  160 SANSOME STREET
                              SAN FRANCISCO, CA 94104

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               TO BE HELD JULY 1, 1999

     A special meeting of the shareholders of the InformationTech 100-Registered Trademark- Fund (the Fund), a series of Advisors Series Trust, a Delaware business trust, will be held at 10:00 a.m. (local time), at the office of the Fund, 160 Sansome Street, San Francisco, California, on July 1, 1999, for the purpose of voting on the following proposal (the Proposal), and to transact such other business as may properly come before the special meeting or any adjournment thereof:

PROPOSAL 1:    To approve a proposed Reorganization of the Fund by which:
               (i)    the Fund would be reorganized from a series of the
                      Advisors Series Trust into the Berger Information Technology Fund (the New Fund), a newly organized series of the Berger Investment Portfolio Trust,
               (ii)   the Fund would transfer to the New Fund all or
                      substantially all of its assets in exchange for Institutional Shares of the New Fund and assumption of the Fund's liabilities, and
               (iii)  the New Fund Institutional Shares would be distributed to shareholders of the Fund in complete liquidation of the Fund.

     YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE 'FOR' THE PROPOSAL.

                                        By Order of the Board of Trustees,





                                        Chris O.  Moser
May 26, 1999                            Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                            ACQUISITION OF THE ASSETS OF

                   INFORMATIONTECH 100-Registered Trademark- FUND
                        (A SERIES OF ADVISORS SERIES TRUST)

                          BY AND IN EXCHANGE FOR SHARES OF

                       BERGER INFORMATION TECHNOLOGY FUND-TM-
                  (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)

                             PROXY STATEMENT/PROSPECTUS

                                 DATED MAY 26, 1999

     This Proxy Statement/Prospectus is being furnished in connection with the solicitation of the enclosed Proxy by the Board of Trustees of Advisors Series Trust (AST), to be used at the Special Meeting of Shareholders of the series of AST known as the InformationTech 100-Registered Trademark- Fund (the Fund) to be held on July 1, 1999, at 10:00 a.m. (local time), at the office of the Fund, 160 Sansome Street, San Francisco, California, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, as further described below. This document is referred to as a Proxy Statement/Prospectus because it serves as a Proxy Statement for the solicitation of Proxies for the Fund shareholder meeting and as a Prospectus for the Berger Information Technology Fund-TM- (the New Fund) shares that Fund shareholders would receive in the reorganization if the Proposal is approved.

     Fund shareholders of record at the close of business on May 7, 1999 (the Record Date), are entitled to attend and to vote at the meeting and at any and all adjournments of the meeting. On the Record Date, there were outstanding 318,706.520 shares of the Fund, the only outstanding shares of AST entitled to vote at the meeting. Each proposal and each item of other business which may properly come before the meeting will be voted on separately. Shareholders entitled to vote at the meeting will be entitled to one vote for each full share and a fractional vote for each fractional share.

     If the accompanying form of Proxy is properly executed, returned in time to be voted at the meeting and not revoked, the shares covered by that Proxy will be voted in accordance with the instructions marked on the Proxy by the shareholder. In the event that the shareholder signs and returns the Proxy, but does not indicate a choice as to the Proposal on the Proxy, the persons named in the accompanying Proxy will vote those shares in favor of the Proposal set forth in the Notice of Special Meeting of Shareholders and in their discretion with regard to any other proposal presented at the meeting. An executed and returned Proxy may nevertheless be revoked by a shareholder at any time before it is voted by sending written notice of the revocation to AST or by appearing personally and voting at the meeting.

     This Proxy Statement/Prospectus and the accompanying Notice of Special Meeting of Shareholders and Proxy are first being mailed to shareholders on or about May 28, 1999. The cost of preparing and mailing the Notice of Special Meeting of Shareholders, the Proxy, this Proxy Statement/Prospectus, and any additional proxy material, will be borne by the New Fund's investment advisor, Berger Associates, Inc. (Berger Associates).

                           THE PROPOSAL TO BE VOTED UPON

     At the meeting, shareholders will be asked to vote their shares on the following Proposal, and to transact such other business as may properly come before the meeting or any adjournment thereof:

     1.  To approve a proposed Reorganization of the Fund by which:
          (i) the Fund would be reorganized from a series of AST into the New Fund, a newly formed series of the Berger Investment Portfolio Trust,
          (ii) the Fund would transfer to the New Fund all or substantially all of its assets in exchange for Institutional Shares of the New Fund and assumption of the Fund's liabilities, and
          (iii) the New Fund Institutional Shares would be distributed to shareholders of the Fund in complete liquidation of the Fund.

     The principal executive offices of AST are located at 4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018 (telephone: 602-952-1100). The principal executive offices of the Berger Investment Portfolio Trust are located at 210 University Blvd., Suite 900, Denver, Colorado 80206 (telephone:
303-329-0200).

     This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Fund should know before voting on the Proposal. It should be read and retained for future reference. The Statement of Additional Information relating to and having the same date as this Proxy Statement/Prospectus is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference in its entirety into this Proxy Statement/Prospectus. It can be obtained without charge upon written or oral request by writing to Shareholder Communications, 17 State Street, 28th Floor, New York, NY 10004, or by calling 1-800-733-8481 ext. 403.

     In addition, the following documents, which also have been filed with the SEC, are incorporated herein in their entirety by reference:


1. The Preliminary Prospectus of the Institutional Shares class of shares offered by the New Fund, dated May 26, 1999. The New Fund Institutional Shares Preliminary Prospectus accompanies this Proxy Statement/Prospectus.

2. The current Prospectus of the Fund, dated June 29, 1998. This may be obtained without charge by writing to American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppage, NY 11788, or by calling 1-800-385-7003.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 TABLE OF CONTENTS


 SECTION                                                                   PAGE
 -------                                                                   ----
--------------------------------------------------------------------------------
 PROPOSAL TO APPROVE A REORGANIZATION OF THE FUND
 INTO THE BERGER INFORMATION TECHNOLOGY FUND . . . . . . . . . . . . . . . 1
--------------------------------------------------------------------------------
 Why Has a Shareholders' Meeting Been Called?  . . . . . . . . . . . . . . 1
 How and When Will the Reorganization Be Implemented?  . . . . . . . . . . 1
 What Will I Get in the Reorganization?  . . . . . . . . . . . . . . . . . 2
 What Changes Will Result from the Reorganization? . . . . . . . . . . . . 3
 Who Will Manage the Fund's Portfolio Following the Reorganization?  . . . 3
 Who Is Berger?  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
 How Does the New Fund Compare to the Fund?  . . . . . . . . . . . . . . . 4
 What are the Principal Risks of Investing in the New Fund?  . . . . . . . 13
 What are the Expected Federal Income Tax Consequences of the
 Reorganization? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
 How Will the New Fund Be Capitalized? . . . . . . . . . . . . . . . . . . 13
 What Did the Board of Trustees Consider and What Do They Recommend? . . . 14
 Where Can I Get More Information About the Fund and the New Fund? . . . . 15
--------------------------------------------------------------------------------
 OTHER MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
--------------------------------------------------------------------------------
 Vote Required . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
 Solicitation of Proxies . . . . . . . . . . . . . . . . . . . . . . . . . 16
 Quorum and Voting . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
 No Dissenters' Rights of Appraisal  . . . . . . . . . . . . . . . . . . . 17
 Organization of New Fund  . . . . . . . . . . . . . . . . . . . . . . . . 17
 Principal Holders of Voting Securities  . . . . . . . . . . . . . . . . . 18
 Other Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
 Next Meeting of Shareholders  . . . . . . . . . . . . . . . . . . . . . . 18
--------------------------------------------------------------------------------
 EXHIBIT A   AGREEMENT AND PLAN OF REORGANIZATION  . . . . . . . . . . . . A-1
--------------------------------------------------------------------------------

INFORMATIONTECH 100 is a registered trademark of Bay Isle Financial Corporation; BERGER INFORMATION TECHNOLOGY FUND is a trademark of Berger Associates, Inc.; and other marks referred to herein are the trademarks or registered trademarks of the respective owners thereof.

                  PROPOSAL TO APPROVE A REORGANIZATION OF THE FUND
                    INTO THE BERGER INFORMATION TECHNOLOGY FUND

WHY HAS A SHAREHOLDERS' MEETING BEEN CALLED?

     Fund management is asking shareholders to vote on a Proposal by which the Fund would be reorganized into the New Fund. The New Fund is a newly created mutual fund called the Berger Information Technology Fund, part of the Berger Funds family of funds. In the Reorganization, Fund shareholders would in effect be converted into New Fund shareholders. The Reorganization cannot be completed without shareholder approval.

     The reorganization is expected to result in:

- lower expense ratios over time, resulting from economies of scale and new distribution capabilities that will help to grow the Fund's size.
- added shareholder services that the Fund does not currently offer, such as the ability to exchange your shares into shares of other Berger Funds and enhanced telephone and on-line transaction privileges.

     The Fund's current investment manager, Bill Schaff of Bay Isle Financial Corporation (Bay Isle), would continue to manage the portfolio day-to-day.

     The Reorganization and its expected effects are discussed in more detail in the sections below. In particular, see the headings "What Changes Will Result from the Reorganization?" and "How Does the New Fund Compare to the Fund?"

HOW AND WHEN WILL THE REORGANIZATION BE IMPLEMENTED?

     If the Reorganization is approved by shareholders, it is expected to be implemented as soon as practicable after the shareholders' meeting. The New Fund will acquire the assets and liabilities of the Fund, and will issue to the Fund the number of shares of the New Fund determined by dividing the value of the Fund's total assets less liabilities transferred, by the net asset value of one New Fund share. The assets and liabilities of the Fund and the net asset value of the New Fund will be calculated at the close of business on the date immediately preceding the effective date of the Reorganization in accordance with the Funds' valuation procedures described in their respective Prospectuses (in the case of the Fund, the Prospectus on file with the SEC, and, in the case of the New Fund, the Preliminary Prospectus for the Institutional Shares class, dated May 26, 1999). Contemporaneously with that asset transfer, the Fund will distribute the New Fund shares it receives pro rata to each remaining shareholder of the Fund based on the percentage of the outstanding shares of the Fund held of record by that shareholder on the date of valuation.

     This distribution of the New Fund shares by the Fund to its shareholders will be in full redemption of such shareholders' Fund shares. This will be accomplished by the establishment of book accounts on the New Fund's share records in the name of the respective shareholders of the Fund, representing the respective pro rata number of New Fund shares deliverable to the Fund shareholders. Fractional shares will be carried to the third decimal place. Certificates evidencing the New Fund shares will not be issued to the Fund's shareholders. Following the Fund's pro rata liquidating distribution of the New Fund shares to the Fund shareholders, the Fund will liquidate and terminate.

     Completion of the Reorganization is subject to approval by the shareholders of the Fund and the satisfaction of certain other conditions. The Reorganization may be abandoned at any time before it becomes effective upon the vote of either a majority of the Trustees of the Berger Investment Portfolio Trust or a majority of the Board of Trustees of AST.

     This is just a summary of the Reorganization and as such is not complete. The detailed terms and conditions of the Reorganization can be found in the Agreement and Plan of Reorganization attached as Exhibit A to this Proxy Statement/Prospectus.

WHAT WILL I GET IN THE REORGANIZATION?

     As noted above, each shareholder of the Fund on the date the Reorganization is implemented will receive shares of the New Fund equal in value to the Fund shares held by that shareholder immediately prior to the Reorganization. New Fund shares will be issued in exchange for all Fund shares outstanding at the time of the Reorganization. All Fund shares will then be cancelled.

     The New Fund has two classes of shares: Institutional Shares and Investor Shares. Fund shareholders who receive New Fund shares in the Reorganization as described above will receive INSTITUTIONAL SHARES of the New Fund.

     Institutional Shares are designed for institutional, individual and other investors willing to maintain a higher minimum account balance, currently set at $250,000. Investor Shares are designed for the general public, subject to a minimum account balance requirement of $2,000. Although Institutional Shares have a higher minimum account balance requirement, shareholders who receive Institutional Shares in the Reorganization will be permitted to hold Institutional Shares in an existing account, purchase more Institutional Shares for that account and reinvest dividends paid on shares in their account in additional Institutional Shares as they may wish, and will not be subject to the minimum account balance requirements applicable to new holders of Institutional Shares, but rather will be subject only to the regular Berger Funds minimum account balance requirement of $2,000.

     Because of the higher average account size anticipated for the Institutional Shares class and a 0.25% 12b-1 fee applicable only to the Investor Shares, the Institutional Shares of the New Fund are expected to have a lower expense ratio than the Investor Shares. In addition, the New Fund's investment advisor has agreed to limit the New Fund's annual operating expenses at 1.50% by fee waivers and/or reimbursements. This would mean that the fund operating costs borne indirectly by Fund shareholders who become New Fund shareholders in the Reorganization will not be higher than the costs they currently bear under the expense limitation arrangement now in effect for the Fund. Because each class of New Fund shares has its own expenses, the share price, performance and distributions will differ between classes.

     Each New Fund share issued to Fund shareholders in the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each New Fund Institutional Share will represent an equal interest in the assets attributable to the Institutional Shares class of the New Fund. Following the Reorganization, New Fund shares may be sold and redeemed based upon the net asset value of the New Fund next determined after receipt of the purchase or redemption request, as described in the New Fund's Prospectus.

WHAT CHANGES WILL RESULT FROM THE REORGANIZATION?

     If the Reorganization is approved and implemented, shareholders of the Fund will be, in effect, converted to shareholders of the New Fund, which is part of the Berger Funds family of funds. A number of changes would accompany this, primarily the following:

- The Fund's current investment advisor, Bay Isle, would be the New Fund's investment sub-advisor. Berger Associates, Inc. (Berger Associates), would be the New Fund's advisor. Bay Isle would continue to manage the portfolio day-to-day.
- The New Fund's service providers (administrator, transfer agent, custodian, auditors and other service providers) will be those companies that provide services to the other Berger Funds, rather than those currently providing services to the Fund.
- The New Fund's Trustees and officers are individuals who serve in those capacities for other Berger Funds, rather than those individuals currently serving in those capacities for the Fund.
- The New Fund will have two classes of shares, one designed for retail shareholders and one designed for institutional shareholders.
- The New Fund will be managed in accordance with the same investment objective and substantially similar investment policies as the Fund, except that instead of investing its assets primarily in stocks of companies included in the INFORMATIONWEEK 100-Registered Trademark- Index, the New Fund will invest primarily in stocks of "information technology" companies in the same general group of industries from which the Index stocks are selected, without being required to invest 75% (or any other percentage) of its assets in companies included in the Index at any given time.
- The operating cost ratios of the Institutional Shares of the New Fund will be no higher than those of the Fund, as a result of expense limits agreed to by the New Fund's advisor. It is anticipated that, over time, the cost ratios of the Institutional Shares class of the New Fund will be lower than the Fund's.

     Each of these changes is discussed in more detail in the sections below.

     Bay Isle has also indicated that having the marketing and administration of the New Fund handled by Berger Associates following the Reorganization will allow Bay Isle to focus on portfolio management.

WHO WILL MANAGE THE FUND'S PORTFOLIO FOLLOWING THE REORGANIZATION?

     Bay Isle will serve as the New Fund's sub-advisor and in that role will be responsible for the day-to-day investment management of the New Fund, just as it currently is for the Fund. William F. K. Schaff, Chief Investment Officer of Bay Isle, is the individual who has been principally responsible for the management of the Fund's portfolio since its inception. Mr. Schaff will continue with that responsibility for the New Fund.

     Berger Associates will be the New Fund's investment advisor. As advisor, it will be responsible for managing the investment operations of the Fund and the composition of its investment portfolio. Berger Associates will delegate that responsibility to Bay Isle as sub-advisor. Berger Associates will monitor, supervise and evaluate Bay Isle in its activities as sub-advisor.

WHO IS BERGER?

     Berger Associates is an investment management firm based in Denver, Colorado. Berger Associates has been in the investment advisory business for 25 years and serves as investment advisor to the Berger Funds family of mutual funds. Berger Associates also serves as investment advisor or sub-advisor to other mutual funds and institutional investors and had assets under management of approximately $3.4 billion at December 31, 1998. Berger Associates is a wholly-owned subsidiary of Kansas City Southern Industries, Inc. (KCSI). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses.

     Berger Associates and Bay Isle have formed a joint venture to provide asset management services to certain private accounts. In connection with the formation of that joint venture, Berger Associates purchased from Bay Isle owners William F. K. Schaff and Gary G. Pollock the right that, if either Mr. Schaff or Mr. Pollock ever desires to sell any of his Bay Isle shares in the future, they will together first offer to sell shares to Berger Associates aggregating at least 80% of the total outstanding shares of Bay Isle at an agreed price. If Berger Associates elects to purchase the Bay Isle shares offered, the parties have agreed to use their best efforts to have 5-year employment agreements entered into between Bay Isle and Messrs. Schaff and Pollock. Consummation of any such purchase of Bay Isle shares by Berger Associates would be subject to a number of conditions, including any required approval by Fund shareholders under the Investment Company Act of 1940. Bay Isle and Messrs. Schaff and Pollock are also compensated by Berger Associates for providing administrative or consulting services relating to their joint venture private account business.

HOW DOES THE NEW FUND COMPARE TO THE FUND?

     INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES. The investment objective of the Fund is capital appreciation, which it attempts to achieve by investing primarily in the 100 stocks that make up the INFORMATIONWEEK 100-Registered Trademark- Index (the Index). Bay Isle maintains the Index, meaning that it selects the stocks for inclusion and exclusion from the Index. The Index is designed to provide technology investors with an effective way to measure the growth and performance of information technology's impact on North American businesses. The Index is equally weighted among the common stocks of 100 companies in a group of industries which, in the view of Bay Isle, comprise the "information technology" group of industries. These industries include, for example, software, hardware, computer consulting services, communications and Internet services and products.

     Normally the Fund invests at least 75% of its total assets in the common stocks that comprise the Index. However, the Fund is not an index fund, and its performance differs from that of the Index, because a substantial part of the Fund is invested in stocks not in the Index and because even Fund holdings that overlap with the Index may be over- or under-weighted relative to their Index weightings.

     Like the Fund, the investment objective of the New Fund is capital appreciation. The New Fund will seek to achieve its investment objective by investing at least 80% of its assets in the common stocks of "information technology" companies in the same general group of industries that is the focus of the Fund. However, unlike the Fund, the New Fund will not, as a matter of investment policy, be required to invest any specific percentage of its assets in the stocks of the companies comprising the Index. Bay Isle does not anticipate that this difference will materially change its approach to stock selection for the New Fund, relative to its approach for the Fund. As noted above, Bay Isle may overweight or underweight stock selections for the Fund relative to their weightings in the Index, and as to a significant portion of the Fund, may select stocks that are not in the Index at all. Moreover, because Bay Isle will continue to select stocks from the same group of industries for both the Index and the New Fund, some stocks in the Index are likely to overlap with stocks in the New Fund, just as they currently do with the Fund.

     Like the Fund, the New Fund will generally invest the remainder of its assets in information technology-related companies whose stock price Bay Isle believes is undervalued relative to their assets, earnings, cash flow or business franchise.

     In selecting stocks for the Index -- and therefore for the Fund -- Bay Isle analyzes trends in information technology spending and demand, then identifies companies it believes are best positioned to benefit from those trends. Bay Isle generally looks for companies:

-    That dominate their industries or a particular market segment
- That have or are developing products or services that represent significant technological advancements or improvements
- That have strong fundamentals, strong management and strong product positioning.

     Bay Isle is expected to continue this same basic approach to stock selection for the New Fund. For both the Fund and the New Fund, Bay Isle will generally sell a stock when it no longer meets Bay Isle's investment criteria or when it has met Bay Isle's expectations for appreciation.

     The Fund is kept as fully invested as possible. Similarly, the New Fund is also expected to be kept as fully invested as possible.

     The Fund focuses its investments in the "information technology" group of industries, meaning that it invests 25% or more of its total assets in those industries. For the Fund, this is a matter of fundamental policy, meaning that
it cannot be changed without a shareholder vote.   As noted above, the New Fund
also intends to focus its investments in "information technology" companies in the same general group of industries, but for the New Fund, this policy is non-fundamental, meaning that it could be changed in the future without a shareholder vote. Both the Fund and the New Fund have a fundamental policy not to invest 25% or more of their total assets in any one single industry.

     INVESTOR COSTS. The following table summarizes the costs of investing in the Fund, based on expenses incurred in the fiscal year ended February 28, 1999, as compared to costs of investing in the Institutional Shares of the New Fund, based on estimated expenses for Institutional Shares in the New Fund's first year of operations. As a shareholder in the Fund, you bear indirectly Annual Fund Operating Expenses, which vary from year to year and decrease the Fund's return.


                                                                              INFORMATIONTECH             BERGER INFORMATION
                                                                                  100 FUND                 TECHNOLOGY FUND--
                                                                                 (The Fund)              INSTITUTIONAL SHARES
                                                                                                             (The New Fund)
                                                                                                               Pro Forma
 SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Charge Imposed on Purchases                                          None                          None
 Maximum Deferred Sales Charge                                                      None                          None
 Maximum Sales Charge Imposed on Reinvested Dividends                               None                          None
 Redemption Fee  (as a percentage of amount redeemed or exchanged if                 1%                            1%
 shares held less than 6 months)
 Exchange Fee*                                                                      None                          None


                                                                     -5-

 ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Investment Advisory Fee                                                            0.95%                        0.90%
 Other Expenses                                                                     1.72%                        0.87%(1)
 TOTAL FUND OPERATING EXPENSES                                                      2.67%                        1.77%
 FEE WAIVER AND REIMBURSEMENT                                                      (1.17)%(2)                   (0.27)%(3)
 NET OPERATING EXPENSES                                                             1.50%                        1.50%


* The 1% redemption fee referenced in the table will be imposed on shares exchanged if held less than 6 months, since exchanges are treated as a redemption followed by a purchase.

1. "Other expenses" are estimated expenses for the Institutional Shares class for the first full year of operations of that class, restated as if those expenses had been in effect during the previous fiscal year.

2. The Fund's advisor has voluntarily agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's expenses will not exceed 1.50%. Accordingly, for the fiscal year ended February 28, 1999, the Fund's advisor waived its Investment Advisory Fee entirely, and waived or reimbursed other expenses so that the Fund's Total Fund Operating Expenses were 1.50%. The current Investment Advisory Agreement for the Fund permits reimbursement by the Fund to the advisor of any fees waived or expenses reimbursed within a three year period following such fee waivers or expense reimbursements provided they are approved by the Fund's Board of Trustees, and the resulting Fund expenses do not exceed 1.50%.

3. Under a written contract, the New Fund's investment advisor waives its advisory fee and/or reimburses expenses to the extent that, at any time during the life of the New Fund, the New Fund's annual operating expenses for the Institutional Shares class exceed 1.50%. The contract may not be terminated or amended except by a vote of the New Fund's Trustees. The waiver contract does not provide for future reimbursement of the advisor on account of any waived fees.

EXAMPLE COSTS

     The following example helps you compare the cost of investing in the Fund and the New Fund by showing what your costs may be over time. It is based on the following assumptions:

-    $10,000 initial investment
-    5% total return for each year
-    Fund operating expenses remain the same for each period
-    Redemption after the end of each period

Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:


                                                   One year        Three years       Five Years       Ten Years
 INFORMATIONTECH 100 FUND                            $153             $474              $818            $1,791
  (The Fund)

 BERGER INFORMATION TECHNOLOGY FUND -                $153             $474              $818            $1,791
 INSTITUTIONAL SHARES
 (The New Fund)

     PERFORMANCE. The New Fund is a new series of the Berger Investment Portfolio Trust that is not yet in operation. Therefore, no performance information is yet available for the New Fund.

     The table below indicates the average annual total return (with capital gains and all dividends and distributions reinvested) for shares of the Fund during the periods ending February 28, 1999. The Fund's average annual return is compared with the Wilshire 5000 Index. While the Fund does not seek to match the returns of the Wilshire 5000 Index, this index is an indicator of general stock market performance. You may not invest in the Wilshire 5000 Index and unlike the Fund, it does not incur fees or charges.

                           1 Year                Life of the Fund
                                               (since April 8, 1997)
 The Fund                  47.13%                52.32%

 Wilshire 5000 Index       13.10%                25.78%

     Additional performance information on the Fund can be found in its Annual Report to Shareholders dated February 28, 1999.

     INVESTMENT RESTRICTIONS. The New Fund has adopted investment restrictions that are largely standardized among all the Berger Funds. The Fund is subject to substantially the same investment restrictions, except as follows. The Fund has a fundamental restriction (meaning that it cannot be changed without a shareholder vote) that it will not borrow money or pledge assets, except in limited circumstances (such as for temporary or emergency purposes) in amounts up to 10% of its total assets, not including the amount borrowed. The New Fund has a similar fundamental policy that it will not borrow money, except in similar limited circumstances. However, in those circumstances, the New Fund may borrow amounts up to 25% of its total assets, including the amount borrowed. The Fund has never borrowed money or pledged assets, and the New Fund does not anticipate borrowing money or pledging assets in the foreseeable future. Consequently, this difference in restrictions is not expected to cause management of the New Fund's portfolio to differ materially from the Fund's.

     Both the Fund and the New Fund have an investment restriction that they will not invest for the purpose of exercising control of management. However, for the Fund this restriction is fundamental, meaning that it cannot be changed without a shareholder vote, while for the New Fund, the restriction is non-fundamental, meaning that it could be changed in the future without a shareholder vote. The New Fund does not anticipate in the foreseeable future changing its policy to permit it to invest for the purpose of control. Consequently, this difference is not expected to cause management of the New Fund's portfolio to differ materially from the Fund's.

     INVESTMENT ADVISORY ARRANGEMENTS. Currently, Bay Isle serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement between Bay Isle and AST on behalf of the Fund, dated February 28, 1997. Under the Investment Advisory Agreement, Bay Isle earns an advisory fee of 0.95% of the Fund's average net assets per year. The advisory fee is accrued daily and paid monthly. For the fiscal year ended February 28, 1999, Bay Isle earned $68,002 in advisory fees. However, as a result of Bay Isle's agreement to limit total Fund operating expenses, Bay Isle waived the full amount of its fee and in addition, paid Fund operating expenses in the amount of $16,242.

     The current Investment Advisory Agreement for the Fund permits reimbursement by the Fund to Bay Isle of any fees waived or expenses reimbursed within a specified period following such fee waivers or expense reimbursements, provided they are approved by the Fund's Board of Trustees and the resulting Fund expenses do not exceed 1.50%. In the event the Reorganization is approved and completed, Bay Isle has agreed to waive any right it may have to seek reimbursement from the Fund or the New Fund on account of any fees it waived or expenses it reimbursed pursuant to these provisions.

     After the Reorganization, Berger Associates will serve as investment advisor to the New Fund pursuant to an Investment Advisory Agreement between Berger Associates and the Berger Investment Portfolio Trust on behalf of the New Fund. Under the Investment Advisory Agreement for the New Fund, Berger Associates will be entitled to be paid an advisory fee of 0.90% of the New Fund's average net assets per year. The advisory fee is accrued daily and paid monthly.

     Under a written contract, Berger Associates waives its advisory fee and/or reimburses the New Fund for expenses to the extent that the New Fund's annual operating expenses for the Institutional Shares class exceed 1.50%. The contract may not be terminated or amended except by a vote of the New Fund's Trustees. The waiver contract does not provide for future reimbursement of Berger Associates on account of any waived fees.

     Bay Isle will serve as sub-advisor to the New Fund, under a Sub-Advisory Agreement between Berger Associates and Bay Isle. As sub-advisor, Bay Isle will be responsible for day-to-day portfolio management of the New Fund, just as it is currently with the Fund. For its services as sub-advisor, Bay Isle will be entitled to be paid a sub-advisory fee of 0.45% of the New Fund's average net assets, which will be paid by Berger Associates. The sub-advisory fee is accrued daily and paid monthly. The New Fund will not bear or be responsible for any part of Bay Isle's sub-advisory fee. Bay Isle may waive any or all of its sub-advisory fee, which will not affect the advisory fee to be paid to Berger Associates by the New Fund.

     The Investment Advisory Agreement between the New Fund and Berger Associates and the Sub-Advisory Agreement between Berger Associates and Bay Isle will remain in effect until April 30, 2001. They will continue in effect thereafter for successive annual periods so long as continuance is specifically approved annually by the Trustees of the Berger Investment Portfolio Trust or by a majority vote of the New Fund's shareholders, provided that in either event, the continuance also is approved by a majority of the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940 by vote cast in person at a meeting called for the purpose of voting on such approval.

     TRUSTEES AND OFFICERS. AST is under the overall management and control of a Board of Trustees and officers, who are all named in the Fund's Statement of Additional Information. Similarly, the Berger Investment Portfolio Trust is under the overall management and control of Trustees and officers, who are different individuals than those who serve in those capacities for AST. Biographical information for all of the Trustees of the Berger Investment Portfolio Trust are available in the New Fund's Preliminary Statement of Additional Information for the Institutional Shares class. See "Where Can I Get More Information About the Fund and the New Fund?" below. All of the New Fund's Trustees and officers serve as Trustees and officers for the other Berger Funds as well.

     The Trustees of AST and the Trustees of the Berger Investment Portfolio Trust are each entitled to indemnification in certain circumstances as provided in their respective trust documents. As part of the New Fund's assumption of liabilities in the Reorganization, the New Fund has agreed to indemnify the Trustees of AST for the amounts and to the extent that they would have been entitled to indemnification from the Fund under the AST trust documents.

     FUND ADMINISTRATION. Investment Company Administration LLC currently serves as the Fund's administrator, and in that capacity, prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the Trustees, monitors the activities of the Fund's custodian, shareholder servicing agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, Investment Company Administration LLC receives a monthly fee at the annual rate of 0.20% of average net assets, subject to a $30,000 annual minimum.

     Investment Company Administration LLC will not serve as the New Fund's administrator. Rather, under a separate Administrative Services Agreement, Berger Associates will perform certain administrative and recordkeeping services not otherwise performed by the New Fund's custodian and recordkeeper, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. The New Fund will pay Berger Associates a fee at an annual rate of 0.01% of its average daily net assets for such services. This fee will be in addition to the investment advisory fees paid under the Investment Advisory Agreement for the New Fund.

     DISTRIBUTION OF SHARES. The Fund has only one class of shares, which it makes available to all investors under the same distribution and shareholder servicing arrangements. Fund shares are sold with no front-end or back-end sales load (sales charge). The Fund has no 12b-1 plan or shareholder servicing plan.

     In contrast, the New Fund has two classes of shares: the "Institutional Shares" which are designed for institutional, individual and other investors willing to maintain a higher minimum account balance, currently set at $250,000, and the "Investor Shares" which are made available to the general public. Fund shareholders will receive Institutional Shares in the Reorganization, but these accounts will not be subject to the minimum account balance requirements applicable to new holders of Institutional Shares, but rather will be subject only to the regular Berger Funds minimum account balance requirement of $2,000.

     Like the Fund, all shares of the New Fund will be sold with no front-end or
back-end sales load.   In addition, the Institutional Shares class will have no
12b-1 plan or shareholder servicing plan. However, the Fund has adopted a 12b-1 plan for the Investor Shares class, which provides for the payment to Berger Associates of a 12b-1 fee of 0.25% per year of the Fund's average daily net assets attributable to the Investor Shares to finance activities primarily intended to result in the sale of Investor Shares. The 12b-1 plan is intended to benefit the Investor Shares class of the New Fund by attracting new assets into the class and thereby affording potential cost reductions due to economies of scale. The fee may be used for such things as marketing and promotion, compensation to dealers and others who provide distribution and administrative services, and shareholder support services (such as routine requests for information). Because the 12b-1 fee is paid on an ongoing basis, this may result in the cost of an investment in the Investor Shares increasing and over time may cost more than other types of sales charges.

     PROCEDURES FOR BUYING SHARES. Like the Fund, shares of the New Fund may be purchased by mail. Unlike the Fund, additional shares of the New Fund may also be purchased by telephone or on-line, if you establish a Berger Funds account with telephone and/or on-line transaction privileges.

     The Fund generally requires a minimum initial investment of $5,000 and minimum subsequent investments of $1,000 or more. For investments in an Individual Retirement Account (IRA), the minimum initial investment is $2,000 and the minimum subsequent investment is $500. Under an Automatic Investment Plan, the minimum initial investment is $2,000 and the minimum subsequent investment is $100.

     The New Fund's minimum initial investment requirements are currently set at $2,000 for Investor Shares and $250,000 for Institutional Shares. Minimum subsequent investments for New Fund Investor Shares is $50. There is no minimum subsequent investment for Institutional Shares. For investments in a Berger Funds IRA, the minimum initial investment is $2,000 and the minimum subsequent investment is $50. Under the regular Berger Funds Automatic Investment Plan, the minimum initial investment is $2,000 and the minimum subsequent investment is $50 per month. Under the Low Minimum Investment Plan, the minimum initial investment is $100 and the minimum subsequent investments is $100 per month.

     As noted previously, even though the New Fund Institutional Shares class has higher minimum account balance requirements, existing Fund shareholders who receive shares in the Reorganization will be permitted to hold and purchase more Institutional Shares in existing accounts as they may wish, and will not be subject to the minimum account balance requirements applicable to new holders of Institutional Shares, but rather only to the $2,000 minimum balance requirement applicable to the retail class of shares.

     Like the Fund, you may buy New Fund shares through certain broker-dealers or other financial organizations, but these organizations may charge you a fee or may have different minimums for initial or subsequent investments which are not applicable if you buy shares directly from the New Fund.

     The price at which you buy Fund shares or New Fund shares is their net asset value next calculated after your request is received in good order and accepted by the Fund, its authorized agent or designee. To receive a specific day's price, your request must be received before the close of the New York Stock Exchange on that day. The Fund and the New Fund use similar methods for determining net asset value. Each class of shares of the New Fund has its own expenses so that the share price will differ between classes. To eliminate the need for safekeeping, neither the Fund nor the New Fund issues share certificates.

     PROCEDURES FOR REDEEMING SHARES. Like the Fund, shares of the New Fund may be redeemed by mail or by telephone if your account has been established with telephone transaction privileges. Unlike the Fund, shares of the New Fund may also be redeemed on-line, if you establish a Berger Funds account with on-line transaction privileges.

     Both the Fund and the New Fund are intended as a long-term investment, and not as a short-term trading vehicle. Therefore, the New Fund, like the Fund, will deduct and retain a 1% redemption fee from your redemption proceeds if you redeem your shares held less than 6 months. Because an exchange involves a redemption of shares followed by a purchase, this redemption fee will also apply to exchanges of New Fund shares held less than 6 months. This fee is intended to discourage investors from short-term trading of New Fund shares and to offset the cost to the New Fund of excess brokerage and other costs incurred as a result of such trading. This fee will not be charged to retirement plan accounts or in the case of redemptions resulting from the death of the shareholder. It will also not be charged on the exchange of shares that occurs in the Reorganization. In addition, the time during which Fund shares are held prior to the Reorganization will be added to the time they are held following the Reorganization in measuring in the 6-month threshold.

     EXCHANGE PRIVILEGES. The Fund does not currently offer you any privileges to exchange your Fund shares for shares of any other mutual funds. In contrast, the New Fund offers you the opportunity to exchange your New Fund shares into shares of any other Berger Fund or into shares of any of the Berger Cash Account Trust Portfolios, three separately managed, unaffiliated money market funds. Exchanges are subject to procedures described in the New Fund's Prospectus from time to time, and shareholders must meet any account or other eligibility requirements applicable to the particular fund or class of shares into which they are exchanging. Exchanges result in the sale of one fund's shares and the purchase of another, which will normally result in a taxable event for the exchanging shareholder. In addition, the 1% redemption fee described above will be imposed on exchanges of New Fund shares held less than 6 months.

     TAXES AND DISTRIBUTIONS. The Fund distributes substantially all of its net capital gains and net investment income to shareholders each year. The New Fund intends to continue this policy. Like the Fund, distributions made by the New Fund to shareholders will normally be capital gains. A portion of those gains may be net short-term capital gains, which are taxed as ordinary income. The New Fund generally will not have net investment income to distribute, although any net investment income that is generated as a by-product of managing its portfolio will be distributed to shareholders.

     Both the Fund and the New Fund have identical distribution options. You may choose from three options: (1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash while reinvesting capital gain distributions in additional shares without a sales charge; or (3) receive all distributions in cash. Shareholders of the New Fund can change their distribution option by notifying the New Fund's transfer agent in writing. Unless you advise the transfer agent otherwise, current Fund distribution options for Fund shareholders will carry over to the New Fund if the Reorganization is approved and implemented. All distributions not paid in cash will be reinvested in shares of the New Fund.

     Like the Fund, the New Fund intends to meet all legal requirements necessary for it to pay no federal taxes on income and capital gains paid to shareholders in the form of dividends. In order to accomplish this goal, the New Fund must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments that satisfies certain diversification criteria.

     OTHER SERVICE ARRANGEMENTS. The transfer agent, custodian and other service providers that serve the New Fund are different from those that serve the Fund, although the services they provide will be similar to those provided to the Fund. The New Fund has appointed Investors Fiduciary Trust Company
(IFTC) as its recordkeeping and pricing agent. In addition, IFTC also serves as the New Fund's custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST Systems, Inc. (DST), as sub-agent to provide transfer agency and dividend disbursing services for the New Fund. Approximately 31% of the outstanding shares of DST are owned by KCSI, which owns 100% of the outstanding shares of Berger Associates.

     POLICIES ON PORTFOLIO TRANSACTIONS AND BROKERAGE. Following the Reorganization, Bay Isle will continue to be responsible for decisions to buy and sell securities for the investment portfolio in its capacity as the New Fund's sub-advisor. However, Berger Associates will handle trade execution in its capacity as the New Fund's advisor. Accordingly, broker-dealer selection and negotiation of commission rates will be the responsibility of Berger Associates.

     Berger Associates will be subject to the same basic policies in the placement of the New Fund's portfolio transaction as Bay Isle currently is with respect to the Fund. Berger Associates is authorized to place portfolio transactions for the New Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. Berger Associates is not required to obtain the lowest commission or the best net price for the New Fund on any particular transaction, is not required to execute any order in a fashion either preferential to the New Fund relative to other accounts Berger Associates manages or otherwise materially adverse to any other accounts.

     Unlike the Fund, the Trustees of the New Fund have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc.
(DSTS), a wholly-owned broker-dealer subsidiary of DST (the New Fund's sub-transfer agent). When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the New Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger Associates due to the ownership interest of KCSI in both DST and Berger Associates.

     SHAREHOLDERS' RIGHTS. Both AST and the Berger Investment Portfolio Trust are Delaware business trusts. Because the Fund is a series of AST, its operations are governed by AST's Agreement and Declaration of Trust and By-laws and applicable Delaware law. Because the New Fund is a series of the Berger Investment Portfolio Trust, its operations are governed by that Trust's Trust Instrument and By-laws and applicable Delaware law.

     Neither the Fund nor the New Fund is required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the Trustees. In the case of the New Fund, if shareholders owning at least 10% of the outstanding shares of the Berger Investment Portfolio Trust so request, a special shareholders' meeting of the Trust will be held for the purpose of considering the removal of a Trustee. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of the Trust so request. In the case of the Fund, a meeting will be called upon demand by the holders of 10% or more of the outstanding shares of AST for the purpose of electing or removing Trustees.

     Like the Fund, shareholders of the New Fund have no preemptive rights, subscription rights or conversion rights, except that shareholders of any class of the New Fund may convert their shares into shares of any other class of the New Fund in the event and only in the event the shareholder ceases to be eligible to purchase or hold shares of the original class, or becomes eligible to purchase shares of a different class, by reason of a change in the shareholder's status under the conditions of eligibility in effect for such class at that time.

     Like the Fund, shares of the New Fund have non-cumulative voting rights, with each shareholder entitled to one vote for each full share (and a fractional vote for each fractional share) held in the shareholder's name on the books as
of the record date for the action in question.   Shareholders of the New Fund
and the other series/classes of the Berger Investment Portfolio Trust generally vote separately on matters relating to those respective series/classes, although they vote together and with the holders of any other series/classes of that Trust in the election of Trustees of the Trust and on all matters relating to the Trust as a whole.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE NEW FUND?

     The New Fund's portfolio will be largely subject to the same risks as the Fund's. Like the Fund, the New Fund is designed for investors who are comfortable with above-average risk and who intend to make a long-term investment commitment.

     As with all managed funds, there is a risk that the investment manager's strategy for managing the New Fund may not achieve the desired results. In addition, the New Fund is subject to the general risks of equity investing, meaning the up and down price movements of common stock in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the New Fund's investments may go down and you could lose money on your investment.

     Given the New Fund's concentration in industries that are rapidly changing, its share price may fluctuate more than that of funds invested in more stable industries. Companies in the information technology industries may have narrow product lines and their products and services are often subject to intense competition and rapid obsolescence. Because the New Fund's investments are focused in the information technology sector, the New Fund is more susceptible to adverse events and market pressures impacting the industries included in that sector.

WHAT ARE THE EXPECTED FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

     The Reorganization is expected to qualify as tax-free reorganization under the federal income tax laws. As a condition to the closing of the Reorganization, the Fund and the New Fund must receive a favorable opinion from Davis, Graham & Stubbs LLP, counsel to the New Fund, to that effect. Neither AST nor the Berger Investment Portfolio Trust intends to seek a private letter ruling from the Internal Revenue Service with respect to the tax effects of the Reorganization.

     The Fund intends to distribute all of its then remaining net investment income and realized capital gains on or before the effective date of the Reorganization. Shareholders of the Fund would receive their pro rata portion of any distribution made at that time.

HOW WILL THE NEW FUND BE CAPITALIZED?

     The following table shows the capitalization of the Fund and the New Fund as of February 28, 1999, and their pro forma combined capitalization as of that date after giving effect to the proposed Reorganization:

                            The Fund       The New Fund      Pro Forma Combined
                          (Unaudited)       (Unaudited)         (Unaudited)
 Aggregate net assets     $12,446,002          $0**             $12,446,002

 Shares outstanding*        280,547             0**               280,547

 Net asset value per         $44.36            $0**                $44.36
 share

* The Fund and the New Fund are each authorized to issue an indefinite number of shares.
** The New Fund is a newly organized series of the Berger Investment Portfolio Trust. It has not commenced operations and currently has no assets and no shares outstanding.

WHAT DID THE BOARD OF TRUSTEES CONSIDER AND WHAT DO THEY RECOMMEND?

     The Board of Trustees of AST, after due consideration, has unanimously approved the proposed Reorganization, subject to approval by shareholders. The Trustees, after reviewing the terms of the proposed Reorganization, concluded the proposed Reorganization to be in the best interests of the shareholders of the Fund. The Board of Trustees also unanimously recommends that shareholders vote for the adoption of the Proposal.

     The various components of the Reorganization were presented to the Board of Trustees of AST for consideration at its March 5, 1999 meeting. The Board of Trustees, including a majority of the trustees who are not "interested persons" as defined in the Investment Company Act of 1940 (Independent Trustees), voted to approve the proposed Reorganization.

     In determining whether to recommend approval of the Reorganization to shareholders of the Fund, the Board of Trustees (including the Independent Trustees) considered the following factors, among others: (i) the compatibility of investment objectives, policies and restrictions of the Fund and the New Fund, (ii) the capabilities of Berger Associates, Bay Isle and other service providers to the New Fund, (iii) the nature of the Fund's existing shareholder base, (iv) expense ratios and available information regarding the fees and expenses of the Fund and the New Fund as well as similar funds, (v) portfolio transaction policies of the Fund and the New Fund, (vi) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests, (vii) the proposed arrangements concerning payment of costs of the Reorganization, (viii) current and proposed expense limit arrangements, (ix) tax consequences of the Reorganization and (x) possible alternatives to the Reorganization.

     In reaching the decision to approve the Reorganization and to recommend that the shareholders of the Fund vote to approve the Reorganization, the Board of Trustees, including the Independent Trustees, unanimously concluded that the participation of the Fund in the Reorganization is in the best interests of the Fund's shareholders and would not result in the dilution of such shareholders' interests. Their conclusion was based on a number of factors, including the following which the Board found particularly significant:

     (1) The New Fund's investment objective of capital appreciation is identical to that of the Fund, and the New Fund will have similar strategies, policies and restrictions as the Fund.

     (2) Bay Isle (principally William Schaff) will continue to be responsible for providing day-to-day investment management services to the Fund following the Reorganization, using the same basic stock selection approach, which the Trustees believe to be important to the Fund's existing shareholders. In addition, Mr. Schaff has indicated that even though the New Fund will not be required to invest at least 75% of its assets in companies comprising the INFORMATIONWEEK 100-registered trademark- Index, as is currently the case with the Fund, he does not expect his approach to stock selection for the New Fund to materially change following the Reorganization.

     (3) Berger Associates has agreed to pay the costs of the Reorganization.

     (4) Berger Associates has agreed to limit the New Fund's annual expenses in the Institutional Shares class to 1.50%, which will keep the total operating expenses borne by Fund shareholders at a level that is no higher than the Fund's current annual operating expense limit.

     (5) The investment advisory fee proposed to be paid by the New Fund is lower than the advisory fee currently paid by the Fund, and total fund operating expenses for the Institutional Shares class are expected to go down over time.

     The Trustees of the Berger Investment Portfolio Trust, including the Independent Trustees of that Trust, also unanimously approved the proposed Reorganization, after concluding that the participation of the New Fund in the Reorganization is in the best interests of the New Fund's shareholders and would not result in the dilution of the New Fund shareholders' interests.

WHERE CAN I GET MORE INFORMATION ABOUT THE FUND AND THE NEW FUND?

     Further information about the Fund is contained in its current Prospectus and Statement of Additional Information, both dated June 29, 1998, and in the Fund's Annual Report to Shareholders for the fiscal year ended February 28, 1999. Documents that relate to the Fund are available, without charge, by writing to American Data Services, Inc., 150 Motor Parkway, Suite 109, Hauppage, NY 11788, or by calling 1-800-385-7003.

     Copies of the New Fund's Institutional Shares Preliminary Prospectus dated May 26, 1999, accompanies this Proxy Statement/Prospectus. Further information about the New Fund is contained in its Preliminary Statement of Additional Information for the Institutional Shares class, dated May 26, 1999. Documents that relate to the New Fund are available, without charge, by writing to or calling the Berger Funds at P.O. Box 419958, Kansas City, MO 64141, or by calling 1-800-551-5849.

     In addition, reports and other information filed by AST on behalf of the Fund can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                                   OTHER MATTERS

VOTE REQUIRED

     Approval of the proposed Reorganization requires the affirmative vote of a majority of the shares voted at the meeting, in person or by proxy, provided that a quorum is present. A quorum will be present at the meeting if 40% of the shares entitled to vote are present at the meeting, in person or by proxy.

     If the shareholders of the Fund do not approve the proposed Reorganization, or if the Reorganization is not consummated for any other reason, the Board of Trustees will take such further action as it deems to be in the best interest of the Fund and its shareholders, subject to any further approvals that may be required by law.

SOLICITATION OF PROXIES

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, facsimile or personal interview conducted by certain officers or employees of AST, Bay Isle, Berger Associates or their affiliates or representatives. The cost of preparing and mailing the Notice of Special Meeting of Shareholders, the Proxy, this Proxy Statement/Prospectus, and any additional proxy material will be borne by Berger Associates and not by the Fund or the New Fund.

     A proxy solicitation firm may be engaged to solicit Proxies. The expenses associated with engaging a proxy solicitation firm cannot be reasonably estimated at this time. If such expenses are incurred, they will be borne by Berger Associates. The Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of Fund shares as of the Record Date, who will be reimbursed for their reasonable costs in doing so.

     Shareholders may cast their votes by mail. Or, a Fund representative may contact shareholders by telephone and ask them to cast their vote by telephonic proxy. Such proxies will be recorded in accordance with the procedures set forth below. The Fund believes these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected.

     In all cases where a telephonic proxy is solicited, the telephone representative will ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information solicited agrees with the information on file, the representative will explain the process, read the Proposal listed on the Proxy card and ask for your instructions on the Proposal. The representative will answer your questions about the process, but will not recommend to you how you should vote, other than to read the recommendation of the Board of Trustees set forth in this Proxy Statement/Prospectus.

     If you wish to participate in the meeting and any adjournments thereof, but do not wish to give your proxy by telephone, you may still submit the Proxy card included with this Proxy Statement/Prospectus or attend the meeting in person. An executed and returned Proxy may nevertheless be revoked by a shareholder at any time before it is voted by sending written notice of the revocation to AST or by appearing personally and voting at the meeting.

QUORUM AND VOTING

     Under the AST Agreement and Declaration of Trust, 40% of the shares of the Fund entitled to vote in person or by proxy constitute a quorum for the transaction of business at the meeting. If a quorum is not present (in person or by proxy) at the time any session of the meeting is called to order, the persons named as proxies on the Proxy card may vote those Proxies which have been received to adjourn the meeting to a later date.

     In the event that a quorum is present but sufficient votes in favor of the Proposal or any other proposal presented at the meeting have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of Proxies with respect to a proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by Proxy at the session of the meeting to be adjourned. A vote may be taken on one or more proposals presented at the meeting prior to any such adjournment if sufficient votes for its approval have been received.

     In tallying shareholder votes, abstentions and broker non-votes (that is, Proxies sent in by brokers and other nominees which cannot be voted on the Proposal because instructions have not been received from the beneficial owners) will be counted in determining whether a quorum is present for purposes of convening the meeting. As mentioned above, the Proposal must be approved by a majority of the shares voted at the meeting so long as a quorum is present. Abstentions and broker non-votes will be considered to be present but not voted and, as a result, will not have any effect on the count of votes for or against the Proposal. Similarly, as to any other proposal presented at the meeting that must be approved by a percentage of "shares voted" on the proposal, abstentions and broker non-votes will not be counted as "shares voted" and therefore will have no effect on the result of the vote.

     If the accompanying form of Proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. In the event that the shareholder signs and returns the Proxy, but does not indicate a choice as to the Proposal on the Proxy, the persons named in the accompanying Proxy will vote those shares in favor of the Proposal set forth in the Notice of Special Meeting of Shareholders and in their discretion with regard to any other proposal presented at the meeting.

NO DISSENTERS' RIGHTS OF APPRAISAL

     The AST Agreement and Declaration of Trust does not entitle shareholders to appraisal rights (that is, the right to demand the fair value of their shares) in the event of a reorganization or proposed merger. Consequently, all Fund shareholders will be bound by the terms of the Agreement and Plan of Reorganization if the Reorganization is approved at the meeting. However, any shareholder may redeem his or her Fund shares at net asset value at any time in accordance with the Fund's usual redemption policies and procedures.

ORGANIZATION OF NEW FUND

     The New Fund was established as a series of the Berger Investment Portfolio Trust on February 18, 1999. The New Fund's initial shareholder is expected to approve the Investment Advisory Agreement and Sub-Advisory Agreement proposed for the New Fund prior to the meeting of Fund shareholders and to redeem its interest in the New Fund prior to completion of the Reorganization.

PRINCIPAL HOLDERS OF VOTING SECURITIES

     As of the Record Date, the Trustees and officers of AST owned as a group less than 1% of the outstanding voting securities of the Fund. The following shareholders were known to AST to own of record or beneficially 5% or more of the total outstanding shares of the Fund, as of the Record Date:

 SHAREHOLDER                           NO.  OF SHARES HELD      PERCENTAGE
 Du Bain 1991 Trust
 Myron Du Bain TTEE                        25,201.101               7.91%
 160 Sansome Street, 17th Floor                               (owned of record)
 San Francisco, CA 94104

 Charles Schwab & Co., Inc.                273,036.685             85.67%
 101 Montgomery Street                                        (owned of record)
 San Francisco, CA 94104

     In addition, Bay Isle has advised AST that it has voting discretion over approximately 8.04% of the Fund's outstanding shares in accounts beneficially owned by various Bay Isle advisory clients. Bay Isle intends to vote those shares at the meeting in accordance with its fiduciary and other legal obligations with respect to the particular accounts involved. In voting those shares on the Reorganization, Bay Isle may seek instructions from the clients who beneficially own those shares or may consult with or seek recommendations from another independent fiduciary, if Bay Isle deems it appropriate in order to avoid exercising its voting discretion in a matter in which it might be viewed as having a conflict of interest, since it is proposed to be the sub-adviser to the New Fund.

     If the shareholders listed on the table above are shareholders of the Fund at the time of the Reorganization, they would own after the Reorganization the same percentage of shares outstanding in the New Fund as they own in the Fund at the time of the Reorganization.

OTHER BUSINESS

     While the meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement/Prospectus, the only business which the management of AST intends to present or knows that others will present is the Proposal mentioned in the Notice of Special Meeting of Shareholders. If any other matters lawfully come before the meeting, and in all procedural matters at the meeting, Proxies which do not contain specific restrictions to the contrary will be voted on such matters in the discretion of the persons named as proxies on the Proxy card, or their substitutes, present and acting at the meeting.

NEXT MEETING OF SHAREHOLDERS

     AST is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act of 1940 or other applicable law. If the Reorganization is not consummated, the next meeting of the shareholders of the Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by AST at its office at a reasonable time before the meeting, as determined by the Board of Trustees, to be included in AST's proxy statement and form of proxy relating to such meeting, and must satisfy all other legal requirements.

             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND
                    RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

                                        By Order of the Board of Trustees,




                                        Chris O.  Moser
May 26, 1999                                 Secretary

                                     EXHIBIT A

                        AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION ("Reorganization Agreement") is made as of the 16th day of April, 1999, by and between ADVISORS SERIES TRUST ("AST"), a Delaware business trust, with respect to its series InformationTech 100 Fund (the "Acquired Fund"), and BERGER INVESTMENT PORTFOLIO TRUST (the "Trust"), a Delaware business trust, with respect to its series Berger Information Technology Fund (the "Acquiring Fund").

                                       RECITAL

     In accordance with the terms and conditions set forth in this Reorganization Agreement, the parties desire that substantially all of the assets of the Acquired Fund be transferred to the Acquiring Fund, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund, and that such Acquiring Fund Shares be distributed immediately after the Closing, as defined in this Reorganization Agreement, by the Acquired Fund to its shareholders in liquidation of the Acquired Fund. It is intended that the reorganization described in this Reorganization Agreement shall qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

                                      AGREEMENT

     In consideration of the promises and of the covenants, agreements, representations and warranties hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1    REORGANIZATION

1.1 On the Closing Date (as defined in Section 3.1), the Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in Section
     1.2 (the "Fund Assets") to the Acquiring Fund, and the Acquiring Fund shall, as consideration therefor, (i) deliver to the Acquired Fund a number of shares of beneficial interest of the Institutional Shares class of the Acquiring Fund ("Acquiring Fund Shares") having an aggregate net asset value equal to the value of the Fund Assets transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date, and (ii) assume the Acquired Fund's liabilities as described in Section 1.3 ("Liabilities"). Such assignment, delivery, transfer and assumption shall take place as provided in Section 3.1 (sometimes referred to herein as the "Closing"). Promptly after the Closing, the Acquired Fund shall distribute the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in Section 1.5 hereof. The transactions provided for in this Section 1.1 are hereinafter sometimes collectively referred to as the "Reorganization."

1.2 The Fund Assets shall consist of all property and assets of any kind or nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, all causes of action, claims, choses in action and other rights of any nature, and any prepaid expenses shown as an asset on the Acquired Fund's books on the Closing Date. Notwithstanding the foregoing, the Fund Assets will not include cash or cash equivalents in the amount necessary to pay the dividends or other distributions contemplated by Section 1.4 or the amount necessary to pay the redemptions of any shareholders of the Acquired Fund who have tendered for redemption their shares of the Acquired Fund on or prior to the Closing Date but who remain unpaid as of the Closing Date.

1.3 Except as otherwise provided herein, the Liabilities shall consist of all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Reorganization Agreement. The Acquired Fund agrees to utilize its best efforts to discharge all of its known Liabilities (other than pursuant to Section 1.4) prior to the Closing Date. The Acquiring Fund agrees, after the Closing Date, to indemnify each Trustee of AST for such amounts and to the extent that such Trustee would be entitled to indemnification from AST, properly chargeable to the Acquired Fund, under the indemnification provisions of AST's Agreement and Declaration of Trust and By-Laws, as amended through the Closing Date, and applicable law; provided that nothing herein shall protect any such person against any liability to the Acquired Fund, the Acquiring Fund or their shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of such person's office.

1.4 On or prior to the Closing Date, the Acquired Fund will declare a dividend and/or other distribution, if any, to the extent necessary to comply with Subchapter M of the Code, to be paid within 30 days after the Closing Date to its shareholders of record so that, upon such payment, it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gains, if any, through and including the Closing Date, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Code Sections 265 and 171(a)(2), for the period through and including the Closing Date.

1.5 Promptly after the Closing, the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 pro rata, in accordance with the relation that the number of Acquiring Fund Shares held by each shareholder bears to the total number of Acquiring Fund Shares then outstanding, to holders of Acquired Fund Shares of record determined as of the close of business on the Closing Date ("Acquired Fund Investors") in complete liquidation of the Acquired Fund. Such distribution will be accomplished by an instruction, signed by an appropriate officer of AST, to transfer the Acquiring Fund Shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of record of the Acquired Fund Investors and representing the respective pro rata number of shares of the Acquiring Fund due such Acquired Fund Investor. Simultaneously with such distribution of the Acquiring Fund Shares, all issued and outstanding shares of beneficial interest of the Acquired Fund will be redeemed and canceled on the Acquired Fund's books. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares. Fractional Acquiring Fund Shares will be carried to the third decimal place.

1.6 Following the transfer of Fund Assets by the Acquired Fund to the Acquiring Fund, the assumption of the Acquired Fund's Liabilities by the Acquiring Fund, and the distribution by the Acquired Fund of the Acquiring Fund Shares received by it pursuant to Section 1.5, AST or its Trustees shall, as soon as reasonably practicable, terminate the qualification, classification and registration of the Acquired Fund at all appropriate federal and state agencies, and take such steps as may be necessary under AST's Agreement and Declaration of Trust to abolish the Acquired Fund as a series and rescind the establishment and designation thereof. All reporting and other obligations of AST with respect to the Acquired Fund shall remain the exclusive responsibility of AST up to and including the date on which the Acquired Fund's qualification, classification and registration is terminated and the Acquired Fund is abolished, subject to any reporting or other obligations described in Section 4.10.

2    VALUATION

2.1 For purposes of the Reorganization, the value of the Fund Assets shall be the value of such assets computed as of the time at which its net asset value is calculated pursuant to the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information on the Closing Date (such time on such date being referred to herein as the "Valuation Time").

2.2 For purposes of the Reorganization, the net asset value of a share of the Acquiring Fund shall be the net asset value per share computed at the Valuation Time, using the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information.

3    CLOSING AND CLOSING DATE

3.1 The Closing of the Reorganization shall occur on Friday, July 2, 1999, commencing at 10:00 a.m., local time, or on such other date as may be mutually agreed upon in writing by the officers of the parties hereto (the "Closing Date"). The Closing shall be held at the offices of the Trust, 210 University Blvd., Suite 900, Denver, Colorado 80206, or at such other location as is mutually agreeable to the parties. The Closing shall be deemed to be effective at immediately after the close of business on the Closing Date unless otherwise provided or agreed (the "Effective Time"). Close of business shall be deemed to be 4:00 p.m., Eastern Time.

3.2 The Acquiring Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

3.3 Notwithstanding anything herein to the contrary, in the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust and AST, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4 AST shall provide the Trust and its transfer agents with immediate access from and after the Closing Date to (a) the computer, electronic or such other forms of records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund Investors and the number and percentage ownership of outstanding Acquired Fund shares owned by each Acquired Fund Investor, all as of the Valuation Time, and (b) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Investors' taxpayer identification numbers and their liability for or exemption from back-up withholding. At the Closing, each party shall deliver to the other such bills of sale, assignments, share certificates, if any, receipts or other documents of transfer, assignment or conveyance as such other party or its counsel may reasonably request.

3.5 The Acquiring Fund will cause a confirmation statement to be mailed or delivered to each Acquired Fund Investor setting forth the number of Acquiring Fund Shares registered in such Acquired Fund Investor's name as of the Closing Date following the Effective Time.

4    COVENANTS OF AST AND THE TRUST

4.1 AST has called or will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Reorganization Agreement, and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the Acquired Fund's liquidating distribution of the Acquiring Fund Shares contemplated hereby, and for AST to terminate the Acquired Fund's qualification, classification and registration and abolish the Acquired Fund as a series if requisite approvals are obtained.

4.2 Prior to the Closing Date, the Trust will take all steps necessary to cause the formation and registration of the Acquiring Fund, including without limitation filing an amendment or amendments to the Trust's registration statement on Form N-1A (the "Amendment on Form N-1A") with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 (the "1933 Act") relating to the registration of shares of the Acquiring Fund. The Trust will not issue any shares of the Acquiring Fund prior to the Closing Date except as contemplated by this Reorganization Agreement.

4.3 The Trust shall file with the SEC under the 1933 Act a registration statement on Form N-14, and, if it deems appropriate thereafter, shall amend it from time to time (the "Registration Statement on Form N-14"), relating to the Acquiring Fund Shares issuable in the Reorganization and shall use its reasonable best efforts to cause the Registration Statement on Form N-14 to become effective. The Trust shall coordinate preparation of the Registration Statement on Form N-14 with AST and shall give AST and its counsel adequate opportunity to review and comment on the form and substance thereof. AST shall cooperate fully with the Trust in the preparation of the Registration Statement on Form N-14 and in the effort to cause it to become effective.

4.4 Except as otherwise contemplated by this Agreement, the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization.

4.5 AST shall provide the Acquiring Fund with all such information as the Acquiring Fund reasonably requests concerning the record and beneficial ownership of shares of the Acquired Fund.

4.6 Subject to the provisions hereof, the Trust, on its own behalf and on behalf of the Acquiring Fund, and AST, on its own behalf and on behalf of the Acquired Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

4.7 AST shall furnish to the Acquiring Fund on the Closing Date a final statement of the total amount of the Fund Assets and Liabilities as of the Closing Date, which statement shall be certified by an appropriate officer of AST as being determined in accordance with generally accepted accounting principles consistently applied and as being valued in accordance with
     Section 2.1 hereof. As promptly as practicable, but in any case within 30 days after the Closing Date, AST shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement certified by an officer of AST of the Acquired Fund's federal income tax attributes that will be carried over to the Acquiring Fund in the Reorganization pursuant to Section 381 of the Code, including without limitation a list of the Acquired Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date.

4.8 As soon after the Closing Date as is reasonably practicable, AST, on behalf of the Acquired Fund: (a) shall prepare and file all federal and other tax returns and reports of the Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were due and unpaid as of the Closing Date.

4.9 Promptly after the Closing Date, AST will file any required final regulatory reports with respect to the Acquired Fund, and make such other filings and take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund and the abolishment of the Acquired Fund as a series of AST in accordance with the laws of the State of Delaware and other applicable requirements.

4.10 The Acquired Fund will remit or cause to be remitted to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Fund Assets. Any such remittance shall not be separately valued, but shall be deemed included in value of the securities in respect of which such distribution is made which were part of the Fund Assets transferred to the Acquiring Fund at the Closing Date, unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such remittance which remains unpaid at the Closing Date shall be separately valued and included in the determination of the value of the Fund Assets acquired by the Acquiring Fund.

4.11 Upon filing of the Acquiring Fund's first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a "regulated investment company" ("RIC") and until such time will take all steps necessary to qualify for taxation as a RIC under the Code.

5    REPRESENTATIONS AND WARRANTIES

5.1  The Trust represents and warrants to AST as follows:

     5.1.1 The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted, and the Acquiring Fund is, or on or before the Closing Date will be, a validly existing series of shares of such business trust representing interests therein under the laws of Delaware. The Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     5.1.2 The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment company of the management type, and such registration has not been revoked or
               rescinded and is in full force and effect.   On or before the
               Closing Date, an indefinite number of the shares of the Acquiring Fund will be registered under the 1933 Act, and on the Closing Date, such registration will have not been revoked or rescinded and will be in full force and effect.

     5.1.3 The Trust has the power to enter into this Reorganization Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Reorganization Agreement by the Trust for itself and on behalf of the Acquiring Fund will not (i) violate the Trust's Trust Instrument or By-laws or (ii) result in a breach or violation of, or constitute a default under any material agreement or material instrument, to which the Trust is a party or by which its properties or assets are bound.

     5.1.4 No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Trust's knowledge, threatened against the Trust or its business, the Acquiring Fund or any of their properties or assets, which, if adversely determined, would materially and adversely affect the Trust or the Acquiring Fund's financial condition or the conduct of their business, and the Trust knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

     5.1.5 The execution, delivery and performance of this Reorganization Agreement by the Trust with respect to the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust and its Trustees, and this Reorganization Agreement constitutes a valid and binding obligation of the Trust and the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     5.1.6 The Acquiring Fund and the composition of its investment portfolio is, and as of the Closing Date will be, in compliance with the investment objective, policies and restrictions and the other statements concerning the Acquiring Fund in the Trust's Trust Instrument, By-laws and registration statements under the 1940 Act and the 1933 Act, the 1940 Act and the Advisers Act of 1940, the rules and regulations thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Acquiring Fund as a regulated investment company.

     5.1.7 The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Investors in the Reorganization will have been duly authorized as of the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable.

     5.1.8 The information to be furnished by the Trust and the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     5.1.9 At the time the Registration Statement on Form N-14 becomes effective, it (i) will comply in all material respects with the provisions of the 1933 Act and the rules and regulations of the Commission thereunder and (ii) will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and at the time of the shareholders' meeting referred to in Section 4.1 hereof and as of the Closing Date, the proxy statement/prospectus (the "Proxy Statement/Prospectus") and statement of additional information included in the Registration Statement on Form N-14 (the "Statement of Additional Information"), as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this Section 5.1.9 shall apply to statements in or omissions from the Registration Statement on Form N-14, the Proxy Statement/Prospectus or the Statement of Additional Information made in reliance upon and in conformity with information or materials about or provided by AST, the Acquired Fund or Bay Isle Financial Corporation.

     5.1.10 No consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Reorganization Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Reorganization Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for (i) effectiveness of the Registration Statement on Form N-14, (ii) such consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

     5.1.11 Immediately following consummation of the Reorganization, the Acquiring Fund will hold the same Fund Assets (except for assets distributed by Acquired Fund to Acquired Fund shareholders) and be subject to the same Liabilities that Acquired Fund held or was subject to immediately prior thereto, except for any liabilities or expenses incurred in connection with the Reorganization.

     5.1.12 The Acquiring Fund has not commenced operations and will not commence operations until after the Closing.

     5.1.13 Prior to the Closing, there will be no issued and outstanding Acquiring Fund Shares or any other securities issued by Acquiring Fund, except one share issued at the creation of the Acquiring Fund which will be redeemed prior to or contemporaneously with the Closing.

     5.1.14 No consideration other than Acquiring Fund Shares and the Acquiring Fund's assumption of the Liabilities will be given in exchange for the Fund Assets in the Reorganization.

     5.1.15 The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued pursuant to the Reorganization, other than through redemptions arising in the ordinary course of such business.

     5.1.16 The Acquiring Fund (a) will actively continue the Acquired Fund's business in substantially the same manner that the Acquired Fund conducted that business immediately before the Reorganization,
               (b) has no plan or intention to sell or otherwise dispose of any of the Fund Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (c) expects to retain substantially all the Fund Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status.

     5.1.17 Neither the Trust nor the Acquiring Fund has any plan or intention for Acquiring Fund to be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of Section 851(h)(2) of the Code) following the Reorganization.

5.2  AST represents and warrants to the Trust as follows:

     5.2.1 AST is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted, and the Acquired Fund is a validly existing series of shares of such business trust representing interests therein under the laws of Delaware. AST has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     5.2.2 AST is registered under the 1940 Act as an open-end investment company of the management type, and such registration has not been revoked or rescinded and is in full force and effect. An indefinite number of shares of the Acquired Fund are registered under the 1933 Act, and such registration has not been revoked or rescinded and is in full force and effect.

     5.2.3 All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.

     5.2.4 AST has the power to enter into this Reorganization Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Reorganization Agreement by AST for itself and on behalf of the Acquired Fund will not (i) violate AST's Agreement and Declaration of Trust or By-laws or (ii) result in a breach or violation of, or constitute a default under any material agreement or material instrument, to which AST is a party or by which its properties or assets are bound.

     5.2.5 No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to AST's knowledge, threatened against AST or its business, the Acquired Fund or any of their properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition or the conduct of its business, and AST knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

     5.2.6 The Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets of the Acquired Fund as of and for the year ended February 28, 1999, audited by McGladrey & Pullen LLP (copies of which have been or will be furnished to the Acquiring Fund) fairly present, in all material respects, the financial condition of the Acquired Fund as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no Liabilities of the Acquired Fund (contingent or otherwise) known to AST that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles.

     5.2.7 Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund prior to the Closing Date (for the purposes of this Section 5.2.7, neither a decline in the Acquired Fund's net asset value per share nor a decrease in the Acquired Fund's size due to redemptions shall be deemed to constitute a material adverse change).

     5.2.8 All federal and other tax returns and reports of AST and the Acquired Fund required by law have been or will be filed, and all federal and other taxes owed by AST and the Acquired Fund shall, with respect to all periods ending on or before the Closing Date, have been or will be paid so far as due, and to the best of AST's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

     5.2.9 For each taxable year from its inception through the Closing Date, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a RIC, has not taken any action that would prevent its continued qualification as a separate RIC under Subchapter M of the Code and will take all necessary and required actions to maintain such status.

     5.2.10 All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable by AST, and all such shares will be, at the time of the Closing, held by the persons and in the amounts set forth in the list of Acquired Fund Investors provided to the Acquiring Fund pursuant to Section 3.4, and the Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares.

     5.2.11 At the Closing Date, the Acquired Fund will have good and marketable title to the Fund Assets, free and clear of any liens, claims, charges, options and encumbrances (except as otherwise disclosed in writing to and accepted by the Acquiring Fund prior to the Closing Date or as may be permitted under the 1940 Act), and shall have full right, power and authority to assign, deliver and otherwise transfer such Fund Assets hereunder. Upon delivery and payment for such Fund Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than as otherwise disclosed in writing to and accepted by the Acquiring Fund prior to the Closing Date or as may be permitted under the 1940 Act.

     5.2.12 The execution, delivery and performance of this Reorganization Agreement by AST with respect to the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of AST and the Trustees thereof, and this Reorganization Agreement constitutes a valid and binding obligation of AST and the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     5.2.13 The Acquired Fund and the composition of its investment portfolio is, and as of the Closing Date will be, in compliance with the investment objective, policies and restrictions and the other statements concerning the Acquired Fund in the Trust's Agreement and Declaration of Trust, By-laws and registration statements under the 1940 Act and the 1933 Act, the 1940 Act and the Advisers Act of 1940, the rules and regulations thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Acquiring Fund as a regulated investment company.

     5.2.14 The information to be furnished by AST and the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     5.2.15 Insofar as it contains information or materials about or provided by AST or the Acquired Fund, at the time the Registration Statement on Form N-14 becomes effective, it (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder and
               (ii) will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and insofar as they contain information or materials about or provided by AST or the Acquired Fund, at the time of the shareholders' meeting referred to in Section 4.1 hereof and as of the Closing Date, the Proxy Statement/Prospectus and the Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     5.2.16 No consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Reorganization Agreement by AST, for itself and on behalf of the Acquired Fund, or the performance of the Reorganization Agreement by AST for itself and on behalf of the Acquired Fund, except for (i) effectiveness of the Registration Statement on Form N-14, (ii) such consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

     5.2.17 There are no material contracts to which the Acquired Fund or AST on behalf of the Acquired Fund is a party, other than as disclosed in the Proxy Statement/Prospectus.

     5.2.18 For each taxable year from its inception through the Closing Date, the Acquired Fund has normally and regularly distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gains, and the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Code Sections 265 and 171(a)(2).

     5.2.19 The Acquired Fund, and each entity related to the Acquired Fund within the meaning of Treas. Reg. Section 1.368-1(e), has no plan or intent to redeem or otherwise acquire shares of the Acquired Fund from its shareholders on or prior to the Closing other than pursuant to its obligations under Section 22(e) of the 1940 Act.

6    CONDITIONS PRECEDENT TO OBLIGATIONS OF AST

     The obligations of AST to consummate the Reorganization with respect to the Acquired Fund shall be subject to the performance by the Trust, for itself and on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1 All representations and warranties of the Trust contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2 The Trust shall have delivered to AST at the Closing a certificate executed on behalf of the Acquiring Fund by an authorized officer of the Trust, in a form and substance reasonably satisfactory to AST and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund may reasonably request.

6.3 AST, on behalf of the Acquired Fund, shall have received at the Closing a favorable opinion of Davis, Graham & Stubbs LLP, counsel to the Trust (based upon or subject to such representations, assumptions, limitations or opinions of local counsel as such counsel may deem appropriate or necessary), dated as of the Closing Date, in a form (including the representations, assumptions, limitations or opinions of local counsel upon which it is based or to which it is subject) reasonably satisfactory to the Acquired Fund, substantially to the effect that:

     6.3.1 The Trust is an open-end investment company of the management type, duly registered under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

     6.3.2 The Acquiring Fund is a duly established and designated series of the Trust, which is a business trust duly created pursuant to its Trust Instrument, validly existing and in good standing under the laws of the State of Delaware.

     6.3.3 This Reorganization Agreement has been duly authorized, executed and delivered by the Trust with respect to the Acquiring Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by AST with respect to the Acquired Fund, is a valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     6.3.4 The Acquiring Fund Shares to be issued to the Acquired Fund Investors pursuant to this Reorganization Agreement are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and as of the Closing Date, no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof.

     6.3.5 The Registration Statement on Form N-14 and the Amendment on Form N-1A have become effective with the SEC and, to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened.

     6.3.6 The execution and delivery of the Reorganization Agreement and the performance of its terms by the Trust, and the Acquiring Fund, do not violate or result in a violation of the Trust's Trust Instrument or By-laws or any judgment, order or decree known to such counsel, of any court or arbiter, to which the Trust is a party, and, to such counsel's knowledge, will not constitute a material breach of the terms, conditions or provisions of, or constitute a default under, any contract, undertaking, indenture or other agreement by which the Trust is now bound or to which it is now a party.

     6.3.7 No consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Reorganization Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Reorganization Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for (i) effectiveness of the Registration Statement on Form N-14, (ii) such consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, or in the fee waiver or expense reimbursement undertakings, of the Acquiring Fund from those described in the Proxy Statement/Prospectus.

6.5 The Trustees of the Trust, including a majority of the "non-interested" Trustees, shall have determined, in resolutions adopted prior to the Closing Date and still in effect on such date, that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

7    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST

     The obligations of the Trust to consummate the Reorganization with respect to the Acquiring Fund shall be subject to the performance by AST, for itself and on behalf of the Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of AST contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2 AST shall have delivered to the Trust at the Closing a certificate executed on behalf of the Acquired Fund by an authorized officer of AST, in a form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of AST made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquiring Fund may reasonably request.

7.3 The Trust, on behalf of the Acquiring Fund, shall have received at the Closing a favorable opinion from Paul, Hastings, Janofsky & Walker LLP, counsel to AST (based upon or subject to such representations, assumptions, limitations or opinions of local counsel as such counsel may deem appropriate or necessary), dated as of the Closing Date, in a form (including the representations, assumptions, limitations or opinions of local counsel upon which it is based or to which it is subject) reasonably satisfactory to the Acquiring Fund, substantially to the effect that:

     7.3.1 AST is an open-end investment company of the management type, duly registered under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

     7.3.2 The Acquired Fund is a duly established and designated series of AST, which is a business trust duly created pursuant to its Agreement and Declaration of Trust, validly existing and in good standing under the laws of the State of Delaware.

     7.3.3 This Reorganization Agreement has been duly authorized, executed and delivered by AST with respect to the Acquired Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Trust with respect to the Acquiring Fund, is a valid and binding obligation of AST, enforceable against AST in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     7.3.4 The execution and delivery of the Reorganization Agreement and the performance of its terms by AST, and the Acquired Fund, do not violate or result in a violation of AST's Agreement and Declaration of Trust or By-Laws, or any judgment, order or decree known to such counsel, of any court or arbiter, to which AST is a party, and, to such counsel's knowledge, will not constitute a material breach of the terms, conditions or provisions of, or constitute a default under, any contract, undertaking, indenture or other agreement by which AST is now bound or to which it is now a party.

     7.3.5 No consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Reorganization Agreement by AST, for itself and on behalf of the Acquired Fund, or the performance of the Reorganization Agreement by AST for itself and on behalf of the Acquired Fund, except for (i) effectiveness of the Registration Statement on Form N-14, (ii) such consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

7.4 The Acquiring Fund shall have received, pursuant to Section 5.2.6, copies of audited financial statements of the Acquired Fund as of February 28, 1999.

7.5 The Trustees of AST, including a majority of "non-interested" Trustees, shall have determined, in resolutions adopted prior to the Closing Date and still in effect on such date, that the

     Reorganization is in the best interests of the Acquired Fund and that the interests of the existing investors in the Acquired Fund would not be diluted as a result of the Reorganization.

7.6 All securities to be acquired by the Acquiring Fund as part of the Fund Assets in the Reorganization shall have been approved by the investment adviser of the Acquiring Fund as consistent with the investment policies of the Acquiring Fund.

8    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF AST AND THE TRUST

     The obligations of AST and the Trust herein are the subject to the further conditions that on or before the Closing Date:

8.1 This Reorganization Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest in the Acquired Fund in accordance with the provisions of AST's Agreement and Declaration of Trust and the requirements of the 1940 Act, and copies of the shareholder resolutions evidencing such approval shall have been delivered to the Acquiring Fund, certified by an appropriate officer of AST.

8.2 The sole shareholder of the Acquiring Fund shall have voted, after becoming the sole shareholder of the Acquiring Fund and prior to the receipt by the Acquiring Fund of any Fund Assets, to approve the investment advisory agreement between the Trust and Berger Associates, Inc., with respect to the Acquiring Fund, to approve the sub-advisory agreement between Berger Associates, Inc., and Bay Isle Financial Corporation with respect to the Acquiring Fund, and to approve any such other matters as the Trustees of the Trust may deem necessary or desirable to submit to shareholder vote.

8.3 On the Closing Date, no action, suit or other proceeding shall be pending or threatened to be brought before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Reorganization Agreement or any of the transactions contemplated herein.

8.4 All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by the Trust, on behalf of the Acquiring Fund, or by AST, on behalf of the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that this condition to Closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.5 The Registration Statement on Form N-14 and the Amendment on Form N-1A of the Trust shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6 Except to the extent prohibited by Rule 19b-1 promulgated under the 1940 Act, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund's shareholders its investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net capital gain for all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward) and the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Code Sections 265 and 171(a)(2), for all taxable years ending on or prior to the Closing Date.

8.7 If requested by the Acquiring Fund and the Acquired Fund, the Acquiring Fund and the Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter, dated as of the Closing Date, in form and substance reasonably satisfactory to the Trust and to AST, and on the basis of limited procedures agreed upon by the Trust, on behalf of the Acquiring Fund, and AST, on behalf of the Acquired Fund (but not an examination in accordance with generally accepted auditing standards), covering such accounting, financial or other matters as are reasonably deemed necessary by the Trust and the AST.

8.8 The Trust and AST shall have received an opinion of Davis, Graham & Stubbs LLP addressed to both the Acquiring Fund and the Acquired Fund (which may be based upon certain representations made herein or otherwise by the Acquiring Fund, the Acquired Fund and whosoever else such firm may deem reasonably necessary or appropriate in support of such opinion), substantially to the effect that, for federal income tax purposes:

     8.8.1 the Acquiring Fund and Acquired Fund will be treated as corporations separate from the other series of the Trust and AST, respectively;

     8.8.2 the transfer by the Acquired Fund of all or substantially all of its assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Acquired Fund's liabilities and the subsequent liquidation of the Acquired
               Fund pursuant to the Reorganization should constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund should each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     8.8.3 the Acquired Fund should not recognize any gain or loss as a result of the Reorganization;

     8.8.4 the Acquiring Fund should not recognize any gain or loss on the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund in the Reorganization;

     8.8.5 the Acquiring Fund's adjusted tax basis and holding period in the assets received from the Acquired Fund in the Reorganization should be the same as the adjusted tax basis and should include the holding period, respectively, of such assets in the hands of the Acquired Fund immediately prior to the Reorganization;

     8.8.6 the shareholders of the Acquired Fund who exchange shares of the Acquired Fund solely for shares of the Acquiring Fund in the Reorganization should not recognize any gain or loss upon such exchange;

     8.8.7 the aggregate tax basis of the Acquiring Fund's shares received by each shareholder of the Acquired Fund in the Reorganization should be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

     8.8.8 each former Acquired Fund shareholder's holding period of Acquiring Fund shares received in the Reorganization should be determined by including the period for which the Acquired Fund shares was held by such shareholder at the time of the Reorganization provided that such shareholder held the Acquired Fund shares as a capital asset; and

     8.8.9 the Acquiring Fund should succeed to and take into account the tax attributes of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations contained therein.

9    BROKERAGE FEES AND EXPENSES

9.1 The Trust, for itself and on behalf of the Acquiring Fund, and AST, on behalf of itself and on behalf of the Acquired Fund, represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Berger Associates, Inc., will bear the expenses incurred in connection with entering into and carrying out the provisions of this Reorganization Agreement.

10   ENTIRE REORGANIZATION AGREEMENT; SURVIVAL OF WARRANTIES

10.1 This Reorganization Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

10.2 The representations, warranties and covenants contained in this Reorganization Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

11   TERMINATION

11.1 This Reorganization Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     11.1.1    by the mutual written consent of the Trust and AST;

     11.1.2 by either the Trust or AST by notice to the other, without liability to the terminating party on account of such termination (provided any such termination shall not excuse the terminating party from any liability arising out of a default or breach of this Reorganization Agreement by such terminating party) if such Closing shall not have occurred on or before October 31, 1999; or

     11.1.3 by either the Trust or AST, in writing without liability to the terminating party on account of such termination (provided any such termination shall not excuse the terminating party from any liability arising out of a default or breach of this Reorganization Agreement by such terminating party), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed prior to the Closing Date, (ii) the other party materially breaches or shall have breached any of its representations, warranties or covenants contained herein, or (iii) any other express condition precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2 Termination of this Reorganization Agreement pursuant to Section 11.1.1 shall terminate all obligations of the parties hereunder with respect to the Acquired Fund and Acquiring Fund, or with respect to the Trust and AST, as the case may be, and there shall be no liability for damages on the part of the Trust or AST or the Trustees or officers of the Trust or AST, to any other party or its Trustees or officers on account of termination pursuant to Section 11.1.1.

12   AMENDMENTS

     This Reorganization Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust and the authorized officers of AST; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the Acquired Fund Investors under this Reorganization Agreement to the detriment of such Acquired Fund Investors, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investors' further approval, except that nothing in this Article 12 shall be construed to prohibit the Acquiring Fund and the Acquired Fund from amending this Reorganization Agreement to change the Closing Date or Valuation Time by mutual agreement.

13   NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Reorganization Agreement shall be in writing and shall be given by fax, certified postal mail or overnight express courier addressed to:


     For AST, on behalf of itself and the Acquired Fund:

          Advisors Series Trust
          4455 E.  Camelback Road, Suite 261E
          Phoenix, Arizona 85018
          Attention: Robert H. Wadsworth
          Fax: (602) 952-8520

     with copies (which shall not constitute notice) to:

          Julie Allecta, Esq.
          Paul, Hastings, Janofsky & Walker LLP
          345 California Street
          San Francisco, California 94104
          Fax: (415) 835-1850

     For the Trust, on behalf of itself and the Acquiring Fund:

          Berger Investment Portfolio Trust
          210 University Boulevard
          Suite 900
          Denver, Colorado 80206
          Attention: Gerard M. Lavin, President
          Fax: (303) 329-8719

     with copies (which shall not constitute notice) to:

          Lester R. Woodward, Esq.
          Davis, Graham & Stubbs LLP
          370 Seventeenth Street, Suite 4700
          Denver, Colorado 80202
          Fax: (303) 892-7400

14   MISCELLANEOUS

14.1 The article and section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation
     of this Reorganization Agreement.   Whenever the terms hereto, hereunder,
     herein or hereof are used in this Reorganization Agreement, they shall be construed as referring to this entire Reorganization Agreement, rather than to any individual article, section, subsection or sentence.

14.2 This Reorganization Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Reorganization Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Delaware.

14.4 At any time prior to the Closing, either of the parties hereto may (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that neither party may waive the conditions set forth in Sections 8.5 or 8.8 hereof.

14.5 This Reorganization Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Agreement.

14.6 NOTICE IS HEREBY GIVEN that the Trust is a business trust organized under the Delaware Business Trust Act pursuant to a Certificate of Trust filed in the office of the Secretary of State of the State of Delaware. All parties to this Reorganization Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

14.7 NOTICE IS HEREBY GIVEN that AST is a business trust organized under the Delaware Business Trust Act pursuant to a Certificate of Trust filed in the office of the Secretary of State of the State of Delaware. All parties to this Reorganization Agreement acknowledge and agree that AST is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of AST generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of AST shall be personally liable for any of the foregoing.

                              [signature page follows]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Reorganization Agreement to be duly executed by its authorized officer.

                              ADVISORS SERIES TRUST, with respect to its series InformationTech 100 Fund



                              /s/ Robert H. Wadsworth
                              -----------------------------------------
                              Name: Robert H. Wadsworth
                              Title: Vice President


                              BERGER INVESTMENT PORTFOLIO TRUST, with respect to its series Berger Information Technology Fund




                              /s/ Gerard M. Lavin
                              -----------------------------------------
                              Name: Gerard M. Lavin
                              Title: President


The undersigned hereby agrees to the provisions of Section 9.2 and further hereby represents and warrants to the Trust and to AST as to the same matters as are set forth in Sections 5.2.14 and 5.2.15 hereof, but only insofar as the documents referenced therein contain information or materials about or provided by Berger Associates, Inc.

BERGER ASSOCIATES, INC.


/s/ Gerard M. Lavin
-------------------------------------------------
Name: Gerard M. Lavin
Title: President


The undersigned hereby represents and warrants to the Trust and to AST as to the same matters as are set forth in Sections 5.2.14 and 5.2.15 hereof, but only insofar as the documents referenced therein contain information or materials about or provided by Bay Isle Financial Corporation.

BAY ISLE FINANCIAL CORPORATION


/s/ Gary G. Pollock
-------------------------------------------------
Name: Gary G. Pollock
Title: President

PROXY                            ADVISORS SERIES TRUST                   PROXY
                   INFORMATIONTECH 100-Registered Trademark- FUND

         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 1, 1999

     The undersigned shareholder of the INFORMATIONTECH 100 FUND (the Fund), a series of ADVISORS SERIES TRUST (the Trust), a Delaware business trust, hereby appoints Gary O. Pollock, William F. K. Schaff and Eric Banhazl, or any one or more of them, with full power of substitution and revocation, the true and lawful proxies to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on July 1, 1999, at the offices of the Fund, 160 Sansome Street, San Francisco, California, at 10:00 a.m., Pacific time, and at any adjournments thereof. The undersigned authorizes and instructs the proxies to vote as indicated below.

     THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST. The proxies named will vote the shares represented by this Proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED FOR THE MATTER PRESENTED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Approval of a Reorganization of the Fund by which (i) the Fund would be reorganized from a series of the Advisors Series Trust into the Berger Information Technology Fund (the New Fund), a newly organized series of the Berger Investment Portfolio Trust, (ii) the Fund would transfer to the New Fund all or substantially all of its assets in exchange for shares of the New Fund and assumption of the Fund's liabilities, and (iii) the New Fund shares would be distributed to shareholders of the Fund in complete liquidation of the Fund.



       FOR                      AGAINST                    ABSTAIN
       / /                       / /                         / /

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

     Please sign EXACTLY as your name(s) appear on your shareholder account statement. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give full title as such. If a corporation, partnership or limited liability company, please sign the full name by an authorized officer, partner, member or manager. If shares are owned jointly, all parties should sign.


Dated:                       , 1999
       ----------------------           --------------------------------------
                                        Signature


                              -----------------------------------------
                              Title (If applicable)


                              -----------------------------------------
                              Signature (If held jointly)

                              -----------------------------------------
                              Title (If applicable)

                        BERGER INFORMATION TECHNOLOGY FUND
                  (A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST)


                        STATEMENT OF ADDITIONAL INFORMATION
                                 DATED MAY 26, 1999
                      FOR REGISTRATION STATEMENT ON FORM N-14

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated May 26, 1999, which has been filed by the Berger Investment Portfolio Trust in connection with a Special Meeting of Shareholders of the InformationTech100-Registered Trademark- Fund (the "Fund") of Advisors Series Trust ("AST") that has been called to vote on an Agreement and Plan of Reorganization, and the transactions contemplated thereby, of the Fund into the Berger Information Technology Fund (the "New Fund"). Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Shareholder Communications, 17 State Street, 28th Floor, New York, NY 10004, or by calling 1-800-733-8481 ext. 403.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy
Statement/Prospectus.

     Each of the following documents accompanies this document and is incorporated by reference herein:

1. The Preliminary Statement of Additional Information of the New Fund -- Institutional Shares, dated May 26, 1999.

2.  The Statement of Additional Information of the Fund dated June 28, 1998.

3. Financial statements and schedules of the Fund, as contained in the Annual Report to Shareholders of the Fund for the fiscal year ended February 28, 1999.



     Pro forma financial statements for the New Fund are not included in this Statement of Additional Information. See below under "Pro Forma Financial Statements."

                                 TABLE OF CONTENTS

 General Information                                            Page 2

 Pro Forma Financial Statements                                 Page 2

                                GENERAL INFORMATION

     The shareholders of the Fund are being asked to approve a reorganization of the Fund pursuant to an Agreement and Plan of Reorganization (the "Plan") by which the Fund would be reorganized into the New Fund, and the transactions contemplated by the Plan. The Plan contemplates the transfer of all of the assets of the Fund to the New Fund, and the assumption by the New Fund of the liabilities of the Fund, in exchange for Institutional Shares of the New Fund. Immediately after the Reorganization, the Fund will distribute to its shareholders of record as of the close of business on that date the New Fund Institutional Shares received.

     The shares of the New Fund that will be issued for distribution to the Fund's shareholders will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund held as of the date the Reorganization is effective. AST will then take all necessary steps to abolish the Fund as a series and rescind the establishment and designation thereof, and to terminate the qualification, registration and classification of the Fund. All issued and outstanding shares of the Fund will be canceled on the Fund's books. Shares of the New Fund will be represented only by book entries; no share certificates will be issued.

     A Special Meeting of the Fund's shareholders to consider the proposed reorganization will be held at the Fund's offices,160 Sansome Street, San Francisco, California, on July 1, 1999, at 10 a.m., local time.


                           PRO FORMA FINANCIAL STATEMENTS

     Pro forma financial statements for the New Fund are not included in this Statement of Additional Information since the New Fund is newly organized and will have no assets or operations prior to the Reorganization. The New Fund will be the accounting successor to the Fund following the Reorganization. For historical financial information about the Fund, refer to the Annual Report to Shareholders of the Fund for the fiscal year ended February 28, 1999, which accompanies this Statement of Additional Information.